UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2017

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

A special meeting of unitholders (the “Special Meeting”) of Energy Transfer Partners, L.P. (“ETP”) was held on April 26, 2017 to consider and vote on proposals (i) to adopt the Agreement and Plan of Merger, dated as of November 20, 2016, as amended by Amendment No. 1 thereto, dated as of December 16, 2016 (the “Merger Agreement”) by and among Sunoco Logistics Partners L.P. (“SXL”), Sunoco Partners LLC, SXL Acquisition Sub LLC, SXL Acquisition Sub LP, ETP, Energy Transfer Partners GP, L.P. and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., and the transactions contemplated thereby, (ii) to approve the adjournment of the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”) and (iii) to approve, on an advisory (non-binding) basis, the payments that will or may be paid by ETP to its named executive officers in connection with the merger. The proposals are described in detail in the proxy statement/prospectus filed with the Securities and Exchange Commission (“SEC”) by ETP on March 24, 2017.

As of the close of business on February 27, 2017, the record date for the Special Meeting, there were a total of 551,551,441 ETP common units outstanding, all of which were entitled to vote at the Special Meeting. At the Special Meeting, holders of 334,414,945 ETP common units were present or represented by proxy, constituting a quorum. A summary of the voting results for the proposals is set forth below:

Proposal 1: Adoption of the Merger Agreement

ETP unitholders adopted the Merger Agreement. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
294,150,864	39,016,116	1,247,965	0

Proposal 2: Adjournment of the Special Meeting

Because ETP unitholders adopted the Merger Agreement, the vote on the Adjournment Proposal was not called.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of Payments to the Named Executive Officers

ETP unitholders approved on an advisory (non-binding) basis, the payments that will or may be paid by ETP to its named executive officers in connection with the merger. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
283,454,274	32,025,470	18,935,200	0

Item 8.01 Other Events

On April 26, 2017, SXL and ETP issued a joint press release announcing the results of the Special Meeting and expected closing date of the merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 26, 2017

Additional Information and Where to Find It

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY. These documents, and any other documents filed by SXL or ETP with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders can obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of SXL or ETP at the following:

Sunoco Logistics Partners L.P. 3807 West Chester Pike Newtown Square, Pennsylvania 19073 Attention: Investor Relations Phone: 866-248-4344	Energy Transfer Partners, L.P. 8111 Westchester Drive, Suite 600 Dallas, Texas 75225 Attention: Investor Relations Phone: 214-981-0795

Participants in the Solicitation

SXL, ETP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of SXL is contained in SXL’s Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017. Information regarding the directors and executive officers of ETP is contained in ETP’s Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger is included in the proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner
	By:	Energy Transfer Partners, L.L.C., its general partner

Date: April 26, 2017	By:	/s/ Thomas E. Long
Name: Thomas E. Long
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 26, 2017